EQUITRUST VARIABLE INSURANCE SERIES FUND

Supplement to Prospectus
dated May 1, 2007

On page 26 under the heading "PORTFOLIO MANAGEMENT," the fourth paragraph is replaced with the following:

Douglas G. Higgins and Robert J. Rummelhart serve as managers for various portfolio of the Fund. Mr. Higgins, Securities Vice President, joined EquiTrust in 1998 and has served as a Portfolio Manager since 2000. Mr. Higgins is primarily responsible for the management of the Value Growth, Managed and Blue Chip Portfolios. Mr. Higgins assumed responsibility for these Portfolios on February 1, 2008. He received his undergraduate degree from Iowa State University and his MBA degree from the University of Iowa. Mr. Higgins is a Chartered Financial Analyst.

Supplement dated February 11, 2008

Please retain this supplement with your Prospectus for future reference.